UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 10, 2022
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 10, 2022, Overstock.com, Inc. (the “Company”) filed Certificates of Amendment (the “Certificates of Amendment”) to the Amended and Restated Certificates of Designation of each of the Digital Voting Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”) and the Voting Series B Preferred Stock (the “Series B Preferred Stock”) with the Secretary of State of the State of Delaware. Effective upon the filing of each of the Certificates of Amendment, each outstanding share of Series A-1 Preferred Stock and Series B Preferred Stock was automatically, without any action on the part of the holder thereof, converted into 0.90 of a share of the Company’s common stock, $0.0001 par value per share (the “Conversion”).

On June 13, 2022, the Company filed Certificates of Elimination (the “Certificates of Elimination”) to the Amended and Restated Certificates of Designation of each of the Series A-1 Preferred Stock and the Series B Preferred Stock. Effective upon the filing of each of the Certificates of Elimination, all matters set forth in the Amended and Restated Certificate of Designation of the Series A-1 Preferred Stock and the Amended and Restated Certificate of Designation of the Series B Preferred Stock were eliminated from the Company’s Amended and Restated Certificate of Incorporation.

No shares of the Series A-1 Preferred Stock or Series B Preferred Stock were issued and outstanding at the time of the filing of the applicable Certificates of Elimination. The shares that were designated to such series were returned to the status of authorized but unissued shares of preferred stock, par value $0.0001 per share, of the Company, without designation as to series.

Copies of the Certificate of Amendment and Certificate of Elimination with respect to the Series A-1 Preferred Stock are attached as Exhibits 3.1 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03. Copies of the Certificate of Amendment and Certificate of Elimination with respect to the Series B Preferred Stock are attached as Exhibits 3.2 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure

On June 14, 2022, the Company issued a press release announcing the completion of the Conversion. The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the federal securities laws, except as may expressly be set forth in any such filing by specific reference.

Cautionary Note Regarding Forward-Looking Statements
This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding expectations with respect to the Conversion. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022, Form 10-Q for the quarter ended March 31, 2022, which was filed with the SEC on May 4, 2022, and in our subsequent filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc.
3.2	Certificate of Amendment of the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock.com, Inc.
3.3	Certificate of Elimination of the Amended and Restated Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc.
3.4	Certificate of Elimination of the Amended and Restated Certificate of Designation of Voting Series B Preferred Stock of Overstock.com, Inc.
99.1	Press Release issued June 14, 2022
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	June 14, 2022

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